                                                                    Exhibit 99.3

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI, Inc.                         Case No. 03-12656 (MFW)
                                        Reporting Period:   10/01/03 - 10/31/03

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                          DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                                                         FORM NO.       ATTACHED        ATTACHED
------------------                                                                         --------       --------        --------
Schedule of Cash Receipts and Disbursements                                                MOR - 1A           x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)                     MOR - 1B           x
Statement of Operations                                                                    MOR - 2
Balance Sheet                                                                              MOR - 3
Status of Postpetition Taxes                                                               MOR - 4            x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                            x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                                   x

Summary of Unpaid Postpetition Debts                                                       MOR - 4            x
    Listing of aged accounts payable                                                                          x
Accounts Receivable Aging                                                                  MOR - 5            x
Debtor Questionnaire                                                                       MOR - 5            x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Mark E. Toney                          Chief Executive Officer
------------------------------             ---------------------------------
Signature of Responsible Party             Title


Mark E. Toney                              December 15, 2003
------------------------------             ---------------------------------
Printed Name of Responsible Party          Date

PREPARER:

/s/ John P. Boyle                          Chief Accounting Officer
------------------------------             ---------------------------------
Signature of Preparer                      Title


John P. Boyle                              December 15, 2003
------------------------------             ---------------------------------
Printed Name of Preparer                   Date

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 10/01/03 - 10/31/03



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                CURRENT MONTH               CUMULATIVE FILING TO DATE
                                                  ACTUALS                          ACTUALS
                                                  -------                   -------------------------
CASH BEGINNING OF MONTH (b)                         420                                    420
                                                    ---                                    ---
RECEIPTS:

Customer Payments                                    --                                     --

Trust Receipts                                       --                                     --

Trust Advances                                       --                                     --

Receipt of Servicer Fee                              --                                     --

Payments by Affiliates on Debtor's Behalf            --                                     --

DIP Facility Advances                                --                                     --



TOTAL RECEIPTS                                       --                                     --
                                                    ---                                    ---

DISBURSEMENTS

Payroll (c)                                          --                                     --

Benefits (c)                                         --                                     --

Building Costs                                       --                                     --

Equipment Costs                                      --                                     --

Auto, Travel & Entertainment                         --                                     --

Outside Services                                     --                                     --

Sales & Use Taxes                                    --                                     --

DIP Facility Repayments (a)                        (419)                                  (419)

Other Expense                                        --                                     --


Professional Fees                                    --                                     --

U.S. Trustee Quarterly Fees                          --                                     --



TOTAL DISBURSEMENTS                                (419)                                   (419)
                                                    ---                                    ---

NET CASH FLOW                                      (419)                                   (419)
                                                    ---                                    ---

CASH END OF MONTH                                     1                                      1
                                                    ---                                    ---

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)


TOTAL DISBURSEMENTS                                                            (419)

   Transfers to Debtor in Possession Accounts                                   420

   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)      --

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                   1

(a)   Amount swept to DIP bank account during October 2003.             MOR - 1A

(b) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

(c)   There are no DVI, Inc. employees.

IN RE DVI, INC.

CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 10/01/03 - 10/31/03



BANK RECONCILIATIONS
(in thousands)

                                                        ACCOUNTS           CURRENT MONTH
                                                 -----------------------   -------------
                                                 OPERATING         OTHER      ACTUALS
                                                 ---------         -----      -------
CASH BEGINNING OF MONTH (b)                         420             --           420

RECEIPTS:

Customer Payments                                    --             --            --

Trust Receipts                                       --             --            --

Trust Advances                                       --             --            --

Receipt of Servicer Fee                              --             --            --

Payments by Affiliates on Debtor's Behalf            --                           --

DIP Facility Advances                                --             --            --
                                                 ---------         -----      ------
TOTAL RECEIPTS                                       --             --            --
                                                 ---------         -----      ------
DISBURSEMENTS

Payroll (c)                                          --             --            --

Benefits (c)                                         --             --            --

Building Costs                                       --             --            --

Equipment Costs                                      --             --            --

Auto, Travel & Entertainment                         --             --            --

Outside Services                                     --             --            --

Sales & Use Taxes                                    --             --            --

DIP Facility Repayments (a)                        (419)            --          (419)

Other Expense                                        --             --            --

Professional Fees                                    --             --            --

U.S. Trustee Quarterly Fees                          --             --            --
                                                 ---------         -----      ------
TOTAL DISBURSEMENTS                                (419)            --          (419)
                                                 ---------         -----      ------
NET CASH FLOW                                      (419)            --          (419)
                                                 ---------         -----      ------
CASH END OF MONTH                                     1             --             1
                                                 ---------         -----      ------
BANK BALANCE                                          1             --             1

   Deposits in Transit                               --             --            --

   Outstanding Checks                                --             --            --

   Other                                             --             --            --

ADJUSTED BANK BALANCE                                 1             --             1


(a)   Amount swept to DIP bank account during October 2003.             MOR - 1B


(b) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

(c)   There are no DVI, Inc. employees.

In re DVI, Inc.                          Case No. 03-12656 (MFW)
                                         Reporting Period:   10/01/03 - 10/31/03


                          STATUS OF POSTPETITION TAXES

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                           Beginning       Amount                     Ending
                                              Tax        Withheld or    Amount          Tax
                                           Liability       Accrued       Paid        Liability
FEDERAL
Withholding                                    --            --            --            --
FICA-Employee                                  --            --            --            --
FICA-Employer  (a)                             --            --            --            --
Unemployment                                   --            --            --            --
Income                                         --            --            --            --
Other                                          --            --            --            --
    Total Federal Taxes                        --            --            --            --
STATE AND LOCAL

Withholding                                    --            --            --            --
Sales (a)                                      --            --            --            --
Excise                                         --            --            --            --
Unemployment                                   --            --            --            --
Real Property                                  --            --            --            --
Personal Property                              --            --            --            --
Florida Doc Stamp                              --            --            --            --
Franchise                                      --            --            --            --
Other: Local Income Tax Withholding            --            --            --            --
    Total State and Local                      --            --            --            --
TOTAL TAXES                                    --            --            --            --


                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                                   AMOUNT
Current                                                    --

0 - 30 days                                                --

31 - 60 days                                               --

61 - 90 days                                               --

91+ days                                                   --

TOTAL ACCOUNTS PAYABLE                                     --


Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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(a)   Debtor has obtained authorization from the Bankruptcy Court to pay such
      tax liabilities.                                                     MOR-4

In re DVI, Inc.                          Case No. 03-12656 (MFW)
                                         Reporting Period:   10/01/03 - 10/31/03


                            ACCOUNTS RECEIVABLE AGING

(in thousands)

ACCOUNTS RECEIVABLE AGING (a)                                       AMOUNT
0 days old                                                            --
1 - 30 days old                                                       --
31 - 60 days old                                                      --
61 - 90 days old                                                      --
91- 120 days old                                                      --
+ Over 121 days                                                       --
Total Accounts Receivable                                             --
Amount considered uncollectible (Bad Debt)                            --
Accounts Receivable (Net)                                             --

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                        YES                      NO
1.     Have any assets been sold or transferred outside the normal course of business this reporting period?

       If yes, provide an explanation below.                                                                 X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?

       If yes, provide an explanation below.                                                                 X

3.     Have all postpetition tax returns been timely filed?

       If no, provide an explanation below.                                          X

4. Are workers compensation, general liability and other necessary insurance coverages in effect?

       If no, provide an explanation below.                                          X

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) Debtor does not have any receivables.

                                                                           MOR 5

DVI, Inc.
Case No. 03-12656 (MFW)
Reporting Period:   10/01/03 - 10/31/03








                                    DVI, INC.

                                  TAX AFFIDAVIT

To the best of my knowledge, DVI, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

December 15, 2003                            /s/ John P. Boyle
---------------------------                  -----------------------------------
            Date                             Signature of Responsible Party
                                             John P. Boyle